UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 4, 2005, Kosan Biosciences Incorporated (the “Company”) issued a press release entitled “Kosan Announces Offering of 4,500,000 Shares of Common Stock” announcing that it would be initiating a public offering of 4,500,000 shares of the Company’s common stock, par value $0.001 per share (not including 675,000 shares offered to the underwriters as described below pursuant to an over-allotment option). A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

On August 10, 2005, the Company entered into an underwriting agreement with Credit Suisse First Boston LLC, CIBC World Markets Corp. and SG Cowen & Co., LLC, as representatives of the several underwriters (collectively, the “Underwriters”), related to the public offering of 4,500,000 shares of the Company’s common stock. The price to the public is $8.75 per share, and the Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $8.225 per share. Under the terms of the underwriting agreement, the Company has granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 675,000 shares of common stock to cover over-allotments, if any. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-121597) previously filed with the Securities and Exchange Commission (the “SEC”). The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. The offering of the shares of common stock will be made by means of a prospectus, a copy of which can be obtained from Credit Suisse First Boston LLC, Prospectus Department, One Madison Avenue, New York, New York 10010-3629 (Telephone number 212-325-2580). The prospectus, which consists of a prospectus supplement dated August 10, 2005 and an accompanying prospectus dated January 5, 2005, has been filed with the SEC.

On August 10, 2005, the Company also issued a press release announcing the pricing of the public offering. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 10, 2005.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP (contained in Exhibit 5.1).

99.1	Press Release, dated August 4, 2005, entitled “Kosan Announces Offering of 4,500,000 Shares of Common Stock.”

99.2	Press Release, dated August 10, 2005, entitled “Kosan Announces Pricing of Common Stock Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kosan Biosciences Incorporated

Dated: August 11, 2005	By:	/s/ Susan. M. Kanaya Susan M. Kanaya, Senior Vice President, Finance and Chief Financial Officer